Dessauer & McIntyre
Asset Management, Inc.



The Dessauer
Global Equity Fund
A no-load growth fund


Semi-Annual Report
For the Six Months Ending
September 30, 2001


[LOGO OF THE DESSAUER GLOBAL EQUITY FUND]

                        The Dessauer Global Equity Fund

November 2, 2001

Dear Shareholder:

This year's semi-annual letter to shareholders is coming at a unique time in the world's history. For the first time in many years a synchronized global recession has simultaneously affected the major economies of the world including Japan, Europe and of course here in North America. This slow down was being dealt with in the traditional ways of lower interest rates and tax cuts and appeared to be on the verge of stabilizing when the events of September 11, 2001 occurred and we were once again reminded that the world is a dangerous place. As I thought about those horrible events and their likely impact on future economic growth I realized that the reason that we have enjoyed so much prosperity over the years was our freedom and it was our freedom, which had come under attack. The cost to restore freedom and rebuild the cities of New York and Washington will be in the hundreds of billions but the result will be the preservation of our freedom and democracy. Only then can we be assured that our economy will once again flourish.

While no one can forecast the future, a look at previous periods of upheaval provides for much to be encouraged about. Whether one looks at the time periods of Pearl Harbor, President Eisenhower's heart attack, the Cuban Missile Crisis, the assassination of JFK, the Iraqi invasion of Kuwait or most recently the Oklahoma City bombing, the result is the same. After an initial period of decline and even panic, both the stock market and the economy have gone on to recover.

Since the events of September 11, 2001 many things have changed. The monetary authorities of the world have fully embraced the notion of reigning the global engine of growth. Interest rates in America are the lowest in forty years from the very short end of the yield curve to the thirty-year bond that is in the process of being phased out. Historic opportunities to refinance the trillions of dollars in mortgage debt will be seized upon and help stimulate the economy going forward.

Additionally, the collapse in oil prices to well below twenty dollars per barrel is also setting up the opportunity for consumers to save some $100 billion dollars this winter. This too will be helpful to the economy. Of course further declines in taxes currently being discussed will also be helpful.

Finally, some of the events internationally which have occurred in the aftermath of the terrorists' attacks [to be consistent with below] have long-range positive implications. Not the least of these is the sudden improved relations between the western democracies and Russia and the entrance of China and Taiwan into the World Trade Organization. Clearly, the chances for a safer world and one which is interested in economic growth, is improving dramatically every day.

As a result, a recovery is likely to begin sometime in 2002 and our best course of action is to stick with our investment strategy, which focuses on the leading companies, which do business worldwide. Our emphasis as always remains on profits and growing cash flows. Our investment philosophy of investing in businesses, not in stock prices, is more than just a slogan. We believe in the fundamental strengths of the companies that we have in the Fund's portfolio. These companies are survivors and have a track record of increasing market share and profits during any economic downturn.

                        The Dessauer Global Equity Fund

Two such examples that highlight this point are Citigroup and AOL Time Warner. Both companies are global leaders in their industries of financial services and media, respectively. Both have been affected by the recession and the terrorists' attacks. At the same time, both are getting financially stronger and operationally more efficient while the current economic cycle of weakness plays itself out.

In Citigroup's case, the firm is cutting costs, gaining market share and as always, benefiting from a historically steep yield curve. Buying shares of Citigroup during times of historical upheaval, has been a very profitable strategy over the years. Similarly, in the case of AOL Time Warner this company is extending its leadership in so many facets of our daily life that one can easily take this company for granted. Clearly, the current softness in the advertising market is hurting, but at the same time the company is able to increase its brand value through such products as the Harry Potter movies that will create a stream of income long into the next business cycle.

Both of these Fund holdings and the portfolio as a whole reflect my bottom line belief that for all its shock and horror we will recover from the recent terrorists' attacks. So will the global economy and if anything the disaster like so many before throughout history will set the stage for better than expected growth over the next several years.

Fortunately, we believe the Fund owns many of the most important companies in the world that will benefit from an improving global economy. The Fund is diversified amongst leading companies who will be capitalizing upon the future trends dominating our times. These trends remain in the areas of healthcare as the globe's population ages; technology, especially after its recent decline, telecommunications, which I am convinced remains a growth opportunity, entertainment and financial services.

I remain the Fund's largest individual shareholder and continue to add to my holdings periodically. I currently own nearly 55,000 shares of the Fund. I along with everyone here at Dessauer & McIntyre Asset Management Inc. take great pride in our relationship with the Fund. I once again would like to thank each of my fellow shareholders for your continued confidence. I would also like to invite you to visit our website at dessauerandmcintyre.com where I post a weekly commentary and update on many of the Fund's portfolio holdings.

Sincerely,


/s/ Thomas P. McIntyre

Thomas P. McIntyre, CFA
Chairman, President & Chief Executive Officer

                        The Dessauer Global Equity Fund

    Portfolio of Investments by Industry at September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Common Stocks: 97.9%                                           Shares     Value
---------------------------------------------------------------------------------
Cellular Telecom: 3.3%
Vodafone Group Plc ADR (United Kingdom).....................   38,689  $  849,610


Computers: 0.9%
EMC Corp. (United States) *.................................   19,465     228,714
McData Corp. (United States) *..............................      721       6,049

                                                                          234,763

Conglomerates: 4.9%
Enron Corp. (United States).................................   45,892   1,249,639


Consumer Services: 4.8%
Cendant Corp. (United States) *.............................   97,208   1,243,290


Financial Services: 9.2%
Citigroup, Inc. (United States).............................   58,389   2,364,754


Health & Personal Care: 11.0%
Elan Corp Plc, ADR (Ireland) *..............................   40,468   1,960,675
GlaxoSmithKline Plc (United Kingdom) *......................   15,146     849,994

                                                                        2,810,669

Hotels & Gaming: 3.9%
Park Place Entertainment Corp. (United States) *............  136,235     998,603


Manufacturing: 5.2%
Tyco International Ltd. (Bermuda)...........................   29,195   1,328,373


Media: 13.5%
AOL Time Warner, Inc. (United States) *.....................  104,728   3,466,496


Technology: 12.3%
Cisco Systems, Inc. (United States) *.......................   38,927     474,131
Koninklijke (Royal) Philips Electronics N.V. (Netherlands)..   74,264   1,433,295
LSI Logic Corp. (United States) *...........................   63,327     752,958
Texas Instruments, Inc. (United States).....................   19,464     486,211

                                                                        3,146,595

Telecommunication Equipment: 11.5%
Ericsson (L.M.) Telephone Co., ADR (Sweden).................  244,958     854,903
Nokia OYJ (Finland).........................................   19,464     304,612
Scientific-Atlanta, Inc. (United States)....................  101,236   1,776,692

                                                                        2,936,207

                        The Dessauer Global Equity Fund

Portfolio of Investments by Industry at September 30, 2001 (Unaudited) - (Continued)
----------------------------------------------------------------------------------------
                                                                   Shares       Value
----------------------------------------------------------------------------------------
Telecommunications Services: 10.9%
KPNQwest NV (Netherlands).......................................     83,115  $   348,252
Qwest Communications International, Inc. (United States) *......    146,067    2,439,319

                                                                               2,787,571

Telephone - Integrated: 6.5%
WorldCom, Inc. (United States) * ...............................    111,566    1,678,768


Total Common Stocks
 (cost $26,946,352).............................................              25,095,338

----------------------------------------------------------------------------------------
                                                                  Principal
Short-Term Investments: 3.4%                                       Amount       Value
----------------------------------------------------------------------------------------
Repurchase Agreement: 3.4%
  Investors Bank and Trust Company Repurchse Agreement,
  2.310%, due 10/01/2001, [(Collateralized by $887,244
  Government National Mortgage Association Pool # 008818, 6.375%
  due 02/20/2026) (Market Value $909,425)] (proceeds $866,270)
  (cost $866,103)...............................................   $866,103  $   866,103

Total Investments In Securities: 101.3%
 (cost $27,812,455+)............................................              25,961,441

Liabilities in excess of Other Assets: (1.3%)...................                (326,654)

Net Assets: 100%................................................             $25,634,787


ADR - American depositary receipt.
* Non-income producing security.


+ At September 30, 2001, the basis of investments for Federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follow:

   Unrealized appreciation consists of:
     Gross unrealized appreciation.................... $ 5,689,675
     Gross unrealized depreciation....................  (7,540,689)

      Net unrealized depreciation..................... $(1,851,014)


See accompanying notes to financial statements.

                        The Dessauer Global Equity Fund

Portfolio of Investments by Country at September 30, 2001 (Unaudited)
---------------------------------------------------------------------
                                                        Percent of
Country                                                 Net Assets

Bermuda..................................................   5.2%
Finland..................................................   1.2%
Ireland..................................................   7.7%
Netherlands..............................................   6.9%
Sweden...................................................   3.3%
United Kingdom...........................................   6.6%
United States............................................  70.4%

Total Investments in Securities.......................... 101.3%
Liabilities in excess of Other Assets....................  (1.3%)


Net Assets............................................... 100.0%



See accompanying notes to financial statements.

                        The Dessauer Global Equity Fund

Statement of Assets and Liabilities at September 30, 2001 (Unaudited)
---------------------------------------------------------------------

ASSETS
Investments in securities, at value (cost $27,812,455)............... $25,961,441
Receivables:
  Fund shares sold...................................................         886
  Dividends and interest.............................................      10,669
  Other                                                                     1,489
Prepaid expenses.....................................................      11,612
Other assets.........................................................      18,575

  Total assets.......................................................  26,004,672

LIABILITIES

Payables for:
  Fund shares redeemed...............................................     253,780
  Due to Advisor.....................................................       5,525
Accrued expenses.....................................................     110,580

  Total liabilities..................................................     369,885

NET ASSETS........................................................... $25,634,787


Net asset value, offering and redemption price per share
 ($25,634,787/2,871,973 shares outstanding; 50,000,000
 shares authorized, $0.01 par value)................................. $      8.93


COMPONENTS OF NET ASSETS
  Paid-in capital.................................................... $18,797,560
  Accumulated net investment loss....................................    (292,324)
  Accumulated net realized gain on investments and foreign currency..   8,980,565
  Net unrealized depreciation on Investments.........................  (1,851,014)

     Net assets...................................................... $25,634,787



See accompanying notes to financial statements.

                        The Dessauer Global Equity Fund

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------------
                                                                  Six Months Ended
                                                                 September 30, 2001
-----------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends............................................................. $     66,682
Interest..............................................................        5,004

  Total investment income.............................................       71,686


Expenses
Advisory fees (Note 3)................................................      151,269
Fund accounting fees..................................................       27,922
Transfer agent fees...................................................       47,868
Custody fees..........................................................       13,402
Administration fees (Note 3)..........................................       20,169
Audit fees............................................................       18,475
Registration expense..................................................        8,478
Reports to shareholders...............................................       33,159
Legal fees............................................................       34,904
Trustees' fees........................................................       10,845
Insurance expense.....................................................        7,426
Shareholder servicing fees............................................       50,423
Miscellaneous.........................................................        4,090

  Total expenses......................................................      428,430
  Less: Fees waived and expenses absorbed or recouped (Note 3)........      (75,502)

  Net expenses before interest and commitment fees....................      352,928
  Interest expense....................................................        6,090
  Commitment fee on credit line.......................................        4,992

  Net expenses........................................................      364,010

    Net Investment loss...............................................     (292,324)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments......................................      613,506
Net unrealized depreciation on Investments............................  (11,147,858)

  Net realized and unrealized loss on investments.....................  (10,534,352)

  Net Decrease in Net Assets Resulting from Operations................ $(10,826,676)

See accompanying notes to financial statements.

                        The Dessauer Global Equity Fund

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------
                                                    Six Months Ended       Year Ended
                                                   September 30, 2001#   March 31, 2001
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment loss..................................... $   (292,324)    $   (810,904)
Net realized gain on investments........................      613,506        8,526,076
Net unrealized depreciation on investments..............  (11,147,858)     (38,929,120)

  Net decrease in net assets resulting
   from operations......................................  (10,826,676)     (31,213,948)

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains.................................           --       (5,693,225)

Decrease in net assets from distributions...............           --       (5,693,225)

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold...............................    1,529,389        9,514,241
Proceeds from reinvestment of distributions.............           --        3,438,719
Cost of shares redeemed.................................   (8,573,885)     (13,713,575)

  Net decrease from capital share transactions..........   (7,044,496)        (760,615)

  Net decrease in net assets............................  (17,871,172)     (37,667,788)

NET ASSETS

Beginning of period.....................................   43,505,959       81,173,747

End of period........................................... $ 25,634,787     $ 43,505,959


CHANGES IN SHARES

Shares sold.............................................      108,587          503,293
Shares issued on reinvestment of distributions..........           --          232,189
Shares redeemed.........................................     (665,356)        (751,977)

Net decrease............................................     (556,769)         (16,495)


# Unaudited

See accompanying notes to financial statements.

                        The Dessauer Global Equity Fund

Financial Highlights
for a capital share outstanding throughout each period

------------------------------------------------------------------------------------------------------------------------
                                                       Six Months                                             May 30,
                                                          Ended                 Year Ended March 31,          1997* to
                                                      September 30,      ---------------------------------   March 31,
                                                         2001 #             2001      2000          1999        1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................    $ 12.69          $ 23.56    $ 14.97       $ 13.69      $ 11.88
                                                         -------          -------    -------       -------      -------
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income (loss)........................      (0.10)           (0.24)     (0.24)        (0.05)        0.10
 Net realized and unrealized gain (loss)
  on investments.....................................      (3.66)           (8.90)      8.92          1.35         1.90**
                                                         -------          -------    -------       -------      -------
Total from investment operations.....................      (3.76)           (9.14)      8.68          1.30         2.00
                                                         -------          -------    -------       -------      -------
LESS DISTRIBUTIONS
 From net investment
  income.............................................         --               --         --         (0.02)       (0.06)
 From net realized gain..............................         --            (1.73)     (0.09)           --        (0.13)
                                                         -------          -------    -------       -------      -------
Total distributions..................................         --            (1.73)     (0.09)        (0.02)       (0.19)
                                                         -------          -------    -------       -------      -------
Net asset value, end of period.......................    $  8.93          $ 12.69    $ 23.56       $ 14.97      $ 13.69
                                                         =======          =======    =======       =======      =======
RATIOS/SUPPLEMENTAL DATA:
 Initial offering price..............................        N/A              N/A        N/A       $ 12.50      $ 12.50
 New York Stock Exchange closing
  price, end of period...............................        N/A              N/A        N/A       $ 14.13      $ 12.50
Total investment return /+++/........................        N/A              N/A        N/A       $ 13.20%/1/     1.76%/+1/
Total return/2/......................................     (29.63%)/+/      (39.86%)    58.18%         9.54%       17.27%/+/
Net assets, end of period (millions).................    $  25.6          $  43.5    $  8.12       $  90.6      $  82.8
Ratio of expenses to average
 net assets including interest expense:
 Before fees waived and expenses
  absorbed or recouped...............................       2.19%/++/        1.77%      2.26%         1.43%        1.54%/++/
 After fees waived and expenses
  absorbed or recouped...............................       1.81%/++/        1.78%      1.79%          N/A          N/A
Ratio of net investment income (loss)
 to average net assets:
 Before fees waived and expenses
  absorbed or recouped...............................      (1.08%)/++/      (1.23%)    (1.62%)       (0.32%)       0.99%/++/
 After fees waived and expenses
  absorbed or recouped...............................      (1.46%)/++/      (1.24%)    (1.15%)         N/A          N/A

Portfolio turnover rate..............................      10.30%/+/        68.76%      9.63%        51.68%       74.47%/+/

*Commencement of the operations.
**Includes the impact of a $330,000 ($0.06 per share) charge for offering expenses paid pursuant to the terms of the prospectus dated May 30, 1997.
/+/Not annualized.
/++/Annualized.
/+++/Does not reflect sales charges.
/1/Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by participants in the Fund's dividend reinvestment plan.
/2/Based on net asset value per share and including the reinvestment of dividends and distributions.
#Unaudited

See accompanying notes to financial statements.

                        The Dessauer Global Equity Fund

Notes to Financial Statements (Unaudited)

Note 1 -- Organization

The Dessauer Global Equity Fund (the "Fund") is a Delaware business trust that was organized on June 27, 1996 and registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund commenced operations on May 30, 1997 and has, as its objective, long-term capital appreciation. On April 22, 1999 the Fund ceased to operate as a closed-end fund and commenced operations as an open-end fund.

Note 2 -- Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

B. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from security transactions are calculated using the specific identification method.

                        The Dessauer Global Equity Fund

C. Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 -- Investment Advisory Fee and Other Transactions With Affiliates

The Fund entered into an Investment Advisory Agreement with Dessauer & McIntyre Asset Management, Inc. ("DAMCo.") pursuant to which the Investment Adviser is responsible for providing investment advisory services to the Fund (the "Advisory Agreement"). Effective June 27, 1998 the Fund pays DAMCo. a monthly fee at an annual rate of 0.75% of its average daily net assets. Prior to June 27, 1998, the Fund paid DAMCo. fees at an annual rate of 0.60% of its average daily net assets. For the six months ended September 30, 2001, the Fund incurred $151,269 in advisory fees.

The Fund is responsible for its own operating expenses. DAMCo. has agreed to limit the Fund's total expenses, excluding interest and taxes, to not more than 1.75% of its average daily net assets. For the six months ended September 30, 2001, DAMCo. waived fees of $75,502.

Any fee withheld and/or any Fund expense absorbed by DAMCo., if so requested by DAMCo., any time before the end of the third fiscal year following the year in which the fees waived and expense absorbed relate, provided the aggregate amount of the Fund's current operation for such fiscal year does not exceed the applicable limitation of Fund's expenses. The Fund must pay its current ordinary operating expenses before DAMCo. is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. As of September 30, 2001, the cumulative unreimbursed amount paid and/or waived by DAMCo. on behalf of the Fund is $409,934. DAMCo. may recapture $334,432 no later than March 31, 2003 and $75,502 no later than March 31, 2005.

Investment Company Administration, LLC, (the "Administrator") acts as administrator for the Fund. The Administrator is a division of Firstar Mutual Fund Services, LLC ("FMFS"), an affiliate of US Bancorp. The Administrator prepares various

                        The Dessauer Global Equity Fund


federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to 0.10% of average daily net assets. For the six months ended September 30, 2001, the Fund paid $20,169 in such fees.

Certain officers of the Fund are also officers and/or Directors of DAMCo.

Note 4 - Concentration of Risk

The Fund invests a substantial portion of its assets in foreign securities. Certain price and currency exchange fluctuations, as well as economic and political situations in the foreign jurisdictions, could have a significant impact on the Fund's net assets.

Note 5 - Line of Credit

The Fund currently has a $5 million committed line of credit with a bank that renews annually on June 30. At September 30, 2001, the interest rate, which is revised from time to time, on the line of credit was 5.50%.

At September 30, 2001, the Fund had no outstanding borrowing. The borrowings under the line of credit were $500,000, with a 6.96% weighted average interest rate.

Note 6 - Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the six months ended September 30, 2001, was $4,069,354 and $11,915,319, respectively.

This material is intended for shareholders of The Dessauer Global Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. The Prospectus contains more information, including the potential volatility, political, economic and currency risks associated with foreign investing and the Fund's ongoing fees and expenses. Due to market volatility fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.

The Fund is distributed by Quasar Distributors LLC*, Milwaukee, WI

For more information, please call 1-800-560-0086

*Formerly distributed by First Fund Distributors, Inc.
DESAR 5/01

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